EXIBIT 99.1
[NTL Logo]


NTL INCORPORATED
October 24, 2000
Page 5

            NTL ANNOUNCES OPERATING STATISTICS FOR THIRD QUARTER 2000

                19th CONSECUTIVE QUARTER OF MARKET SHARE INCREASE

                            OVER 8,000,000 CUSTOMERS

          ON TRACK TO ACHIEVE GOAL OF 500,000 DIGITAL SUBS BY YEAR END

                         MONTHLY CHURN DECLINES TO 1.0%


New York,  New York  (October 24, 2000) - NTL  Incorporated  (NASDAQ and EASDAQ:
NTLI) announced today its preliminary operating statistics for its residential services for the quarter ended September 30, 2000. The Company expects to release its full quarter-end financial results on November 9, 2000, and will host a meeting and a conference call at 10:00am the same morning. The Company will issue a press release with the location of the meeting as well as the dial-in number for the conference call approximately one week before the event.

Commenting on the Company's progress, Barclay Knapp, Chief Executive Officer, said:

"We are extremely proud of this quarter's operating performance, having passed a number of operating milestones and obtaining solid initial operating results from ConsumerCo. The third quarter was extremely successful in terms of subscriber additions. We added 73,900 subscribers in the third quarter, with 62,600 net additions in the UK/Ireland and 11,300 in Continental Europe. Additionally, we added 12,300 subscribers in Switzerland through acquisition. Our total number of RGUs in the UK and Ireland surpassed 5,000,000, reinforcing our position as the leading bundled service provider in these markets. The "Original" NTL franchises have turned in their 19th consecutive quarter of increased customer penetration to 50.0%. Our Teeside franchise continues to lead our UK operations with 65.2% household penetration, 8.7% higher than a year ago. The Triangle (formerly Comcast UK), ComTel and Diamond franchises (the "1998 Acquisitions") have had another strong quarter gaining 4.9% customer penetration and 5.5% telephony penetration over last year.

"The integration of Cable & Wireless ConsumerCo commenced last quarter and we have already witnessed some solid results. Prior to our acquisition of ConsumerCo, Cable and Wireless' cable telephony business had been losing customers on a quarterly basis. Under its first full quarter of NTL ownership, ConsumerCo began to report positive subscriber growth, adding 3,600 dual customers and 16,300 RGUs in the third quarter. In addition, we have already materially reduced monthly churn. While integration efforts continue at ConsumerCo, we are pleased with these initial results and remain confident that we will continue to be able to use the lessons that we learned in our prior acquisitions to make the integration of ConsumerCo proceed smoothly.

"The roll-out of digital cable continues to be a success. At the end of the third quarter we served approximately 325,000 digital subscribers, up from approximately 230,000 in the second quarter. Based on our third quarter results, we remain confident that we will reach our goal of having 500,000 digital subscribers by the end of 2000.

"The third quarter was one of rapid expansion for our Internet business, growing ntlworld's customer base over 265% to 381,200 subscribers. During the quarter we were also able to clear our service backlog and are currently experiencing no delays in adding additional ntlworld subscribers.

"The third quarter also witnessed a wider roll-out of high speed Internet services in the UK, Switzerland, France and Sweden. As of the end of the quarter, these franchises served approximately 80,000 hi-speed Internet subscribers. The demand for this product is substantial. Accordingly, the roll-out of cable modems will be a major emphasis of NTL in the fourth quarter and into 2001 and beyond."

                                               OPERATING HIGHLIGHTS

Residential Telecoms and Television Services

The following table shows the cable television and telephony customer statistics for NTL in the United Kingdom and Ireland:

        Cable Television and Telephony Customers as of September 30, 2000



-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

                                  "Original"         1998                         Cablelink and    UK and Ireland
                                    NTL(1)       Acquisitions    ConsumerCo (3)    BT Cable (4)     Consolidated
                                                      (2)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  Homes in Franchise (5)            2,090,000       3,037,600       6,049,600           640,500       11,817,700
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  Homes passed                      1,423,500       2,427,500       4,308,200           605,500        8,764,700
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  Homes marketed (Tel.)             1,230,500       2,101,600       4,058,400             1,000        7,391,500
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  Homes marketed (CATV)             1,230,500       2,161,900       4,058,400           560,600        8,011,400
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  Total customers (6)                                 893,500       1,177,400           432,000        3,117,900
                                      615,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
     Dual                                             518,600         812,500               200        1,898,100
                                      566,800
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
     Telephone-only (6)                               288,500         234,500                 0          547,300
                                       24,300
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
     Cable-only                                        86,400         130,500           431,800          672,600
                                       23,900
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  Total RGUs(7)                     1,181,800       1,412,100       1,990,000           432,200        5,016,100
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  Net Adds (Customers) (8)             18,800          32,300           3,600             7,900           62,600
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  Net Adds (RGUs) (8)                  35,200          79,000          16,300             8,100          138,600
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  Customer penetration                  50.0%           41.3%           29.0%             77.1%            38.9%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  RGU penetration                       96.0%           65.3%           49.0%             77.1%            62.6%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  Telephone penetration                 48.0%           38.4%           25.8%             20.0%            33.1%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  Cable penetration                     48.0%           28.0%           23.2%             77.1%            32.1%
===================================================================================================================
(1)      Data for franchises which NTL has been developing since 1993
(2)      Data for the following franchises: Triangle, ComTel and Diamond Cable.
(3)      Data for Cable & Wireless ConsumerCo franchises acquired in May 2000.
(4)      Data for Cablelink (Ireland) and BT Cable (Westminster / Milton Keynes).
(5)      Franchise home information from The Media Map Datafile 2000.
(6)      Excludes approximately 454,000 off-net telephony customers and over 1.5 million Internet customers.
(7)      An RGU is one cable television account or one telephone account; a dual customer generates two RGUs.
(8)      Total additional customers and RGUs, respectively, as compared to June 30, 2000.

Monthly churn was approximately 1.0% at the end of the third quarter in NTL's UK and Ireland franchises, except ConsumerCo, where churn for the month of September (our most recent data measurement) was 1.9%.




The following table shows the cable television and telephony customer statistics for Triangle, ComTel and Diamond Cable, acquired in late 1998 to early 1999:


           CATV and Telephony Customers for Triangle, ComTel & Diamond

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                   9/30/2000       6/30/2000        3/31/2000       12/31/1999        9/30/1999
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  Total customers                     893,500         861,200         826,200           799,700          762,000
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  Incremental customers (1)            32,300          35,000          26,500            37,700           22,300
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  Customer penetration                  41.3%           40.2%           38.5%             37.4%            35.9%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  RGU penetration                       65.3%           62.2%           59.1%             57.2%            54.2%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
  % Dual (2)                            58.0%           54.8%           53.7%             53.1%            51.1%
===================================================================================================================

(1) Total  additional  customers as compared to each  respective  prior quarter.
(2)A dual customer generates two RGUs. An RGU is one cable television account or one telephone account.

The following table illustrates NTL's broadband position in Western Europe outside of the UK and Ireland:


   Cable Television and Internet Customers as of September 30, 2000 (in 000s)


------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

                               (Switzerland)    (France)       (France)       (Germany)       (Sweden)     NTL Europe
                                Cablecom(1)       1G(2)        Noos(3)        eKabel(4)        B2(5)        Gross (6)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
  Ownership Interest               100% (1)          100%             27%          32.5%            25%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
  Homes in Franchise (7)              1,875           287          3,179           2,800            247         8,388
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
  Homes passed                        1,875           265          2,563           1,828             45         6,576
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
  Homes marketed (CATV)               1,706           212          2,563           1,828              0         6,309
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
  Customers (CATV)                    1,555            48            730           1,294              0         3,627
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
  Penetration (CATV)                    91%           23%            28%             71%            n/a           57%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
  Internet - Dial-Up                    154             0              0               0              0           154
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
  Internet - Cable/Ethernet              19             0             49               0              8            76
========================================================================================================================

(1) Cablecom (Switzerland) is 100% owned by NTL, however, Cablecom retains various ownership interests in several smaller Swiss cable systems. Historically, Cablecom has reported customer data reflecting the equity interest applicable to each system and as of September 30, 2000 was as follows: 1,690,500 franchise homes, 1,690,500 homes passed, 1,547,900 CATV homes marketed and 1,404,300 CATV customers (includes an ongoing audit adjustment at Cablecom of an additional 95,900 equity homes passed and 92,100 equity homes marketed). During the third quarter Cablecom acquired 15,100 equity cable subscribers and 6,700 equity Internet customers via the acquisition of several cable systems. Data in the above table consolidates all of the systems in which Cablecom has an ownership interest.
(2)  The "1G Networks" (France) were acquired by NTL in 1999.
(3) Proforma for the closing of Noos (France). NTL recently agreed to acquire a 27% interest in Noos.
(4)  NTL acquired a 32.5% interest in eKabel (Germany) in September 2000.
(5) NTL purchased a 25% equity interest in Bredbandsbolaget (B2)(Sweden) in March 2000.
(6) Gross subscriber information assumes NTL owns 100% of B2, Noos, eKabel and each of the cable systems in which Cablecom retains an ownership interest.
(7)  Franchise home information is from Company records.

The following table shows the Internet statistics for operations wholly-owned by
NTL:


                                                      Internet Customers
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

                                  ntlworld &
                                  NTL Direct     UK Wholesale     Switzerland       Total NTL
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  Customers at 6/30/2000              375,900         768,900         160,900        1,305,700
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
  Customers at 9/30/2000              665,100         853,500         172,500        1,691,100
=================================================================================================


"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: In addition to the historical information presented, this release also includes certain forward-looking statements concerning the future development of the business, subscriber growth, customer penetration, churn and expectations for the deployment of digital TV and cable modems. Such statements represent the Company's reasonable judgment on the future and are based on assumptions and factors that could cause actual results to differ materially. The Company assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in factors affecting such statements.

                                   * * * * *

As previously announced, the Company expects to begin trading on October 27, 2000, on the New York Stock Exchange under the ticker symbol "NLI".

                                   * * * * *

For further information contact:

In the U.S.:
John F. Gregg, Senior Vice President - Chief Financial Officer
Richard J. Lubasch, Executive Vice President - General Counsel
Bret Richter, Vice President - Corporate Finance and Development
Amy Minnick, Investor Relations
(212) 906-8440

In the UK:
Alison Kirkwood
+44-1252-752-000

or via e-mail at investor_relations@ntli.com